UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2010


                            St. Joseph Bancorp, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           Maryland                        000-53573             26-3616144
----------------------------         ---------------------   -------------------
(State or other jurisdiction         (Commission File No.)    (I.R.S. Employer
     of incorporation)                                       Identification No.)

1901 Frederick Avenue, St. Joseph, Missouri                         64501
-------------------------------------------                      ------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (816) 233-5148
                                                     --------------

                                 Not Applicable
          ---------------------------------------------=---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders
            ---------------------------------------------------

     On May 26, 2010, St. Joseph Bancorp, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors, the approval of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                             Broker
1. The election of directors:        For      Withheld      non-votes
                                   -------    --------      ---------

     Billy D. Cole                 220,928       -0-          55,790


     Ralph E. Schank               220,928       -0-          55,790


2. The approval of the St. Joseph Bancorp, Inc. 2010 Equity Incentive Plan

           For          Against             Abstain             Broker non-votes
           ---          -------             -------             ----------------

         206,378         4,550              12,000                 55,790


3. The ratification of the appointment of BKD, LLP as the Company's independent registered public accountants for the year ending December 31, 2010.

           For          Against             Abstain             Broker non-votes
           ---          -------             -------             ----------------

         268,718          -0-               10,000                  -0-


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(a)         Financial statements of businesses acquired. Not Applicable.

(b)         Pro forma financial information. Not Applicable.

(c)         Shell company transactions: Not Applicable.

(d)         Exhibits: None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ST. JOSEPH BANCORP, INC.


DATE:  May 28, 2010                    By: /s/ Ralph E. Schank
                                           -------------------------------------
                                           Ralph E. Schank
                                           President and Chief Executive Officer